Supplement dated May 25, 2010 to Prospectuses dated May 1, 2010 for

AnnuiChoice® II, AdvantEdge, PinnaclePlus, and Pinnacle V

Flexible Premium Variable Annuities

Issued by Integrity Life Insurance Company

Through its Separate Account I and Separate Account II

This is a supplement to the prospectuses identified above.  This supplement describes changes to the Variable Account Options and the corresponding Portfolios available in your variable annuity.  Please retain this supplement to the prospectuses for future reference.

Portfolio Name Changes

We have been advised that effective on or about June 1, 2010, the following Portfolios names will change as indicated in the chart below.

Portfolio – Old Name	Portfolio – New Name
Van Kampen LIT Capital Growth, Class II	Invesco Van Kampen V.I. Capital Growth, Series II
Van Kampen LIT Comstock, Class II	Invesco Van Kampen V.I. Comstock, Series II
Van Kampen’s UIF U.S. Mid Cap Value, Class II	Invesco Van Kampen V.I. Mid Cap Value, Series II
Van Kampen’s UIF Emerging Markets Debt, Class II(1)	Morgan Stanley UIF Emerging Markets Debt, Class II
Van Kampen’s UIF Emerging Markets Equity, Class II	Morgan Stanley UIF Emerging Markets Equity, Class II
Van Kampen’s UIF U.S. Real Estate, Class II (1)	Morgan Stanley UIF U.S. Real Estate, Class II
Rydex|SGI VT All-Cap Opportunity	Rydex|SGI VT U.S. Long Short Momentum

Wherever these Portfolio names (which are the same as the Variable Account Options names) appear in the Prospectuses, the new names will replace the old names.  All other information about the Portfolios remains the same except as stated below.

More About the Changes

We have been advised that the Van Kampen LIT Capital Growth Portfolio, Van Kampen LIT Comstock Portfolio and the Van Kampen’s UIF U.S. Mid Cap Value Portfolio will merge into shell portfolios of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and will be advised by Invesco Advisers, Inc.

The names of the remaining Van Kampen’s UIF Portfolios are changing because Morgan Stanley Investment Management Inc., the Portfolios’ investment advisor, will no longer be doing business as Van Kampen.

The name and principal investment strategy of the Rydex|SGI Fund is changing and the fund expenses are expected to increase.  This results in the following additional changes to the prospectuses:

(1) Class I of this fund is available in the Pinnacle and Pinnacle III variable annuities.

In Part 1 - Fees and Expense Tables and Summary, in the table titled “Total Annual Portfolio Operating Expenses,” the expense information for the Rydex|SGI VT All-Cap Opportunity Fund will be replaced with the following:

Portfolio	Manage -ment Fees	12b-1 Fee or Service Fee	Other Expen- ses	Acquired Funds Fees and Expenses	Total Annual Gross Expenses	Total Annual Net Expenses
Rydex|SGI VT U.S. Long Short Momentum Fund	0.90%	0.00%	0.95%	0.00%	1.85%	1.85%

In Part 3 - Your Investment Options, in the section titled “The Variable Account Options,” the description of the Rydex|SGI VT All-Cap Opportunity Fund will be replaced with the following:

Rydex|SGI VT U.S. Long Short Momentum Fund

The U.S. Long Short Momentum Fund seeks long-term capital appreciation and seeks to respond to the dynamically changing economy by moving its investments among different sectors or industries.  The advisor uses a quantitative methodology to rank approximately sixty different industries based on several measures of momentum, including price momentum.  The fund then buys long the common stock of companies in the top ranked industries and may sell short the common stock of companies in the lowest ranked industries.